soliton

Rapid Acoustic Pulse Technology
(Nasdaq: SOLY)



Legal Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements. More detailed information about Soliton is set forth in our filings with the Securities and Exchange Commission. Security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Overview Summary

Breakthrough acoustic shockwave device using novel and proprietary Rapid Acoustic Pulse (RAP) technology

- Induces mechanical disruption to targeted cellular level structures and vacuoles
- No cavitation, heat or collateral tissue damage or pain

Platform technology

- Tattoo removal in as little as 1/3 the number office visits
- Cellulite reduction (Proof of Concept clinical results)
- Keloids/other fibrotic disorders, accelerated fat reduction in clinical development

2020 revenue potential

- FDA cleared (tattoo indication)
- Targeting limited launch for tattoo by first half of 2020 and cellulite by second half of 2020

Over $10 billion in addressable market

- According to Market Research Future, the global market for tattoo removal is projected to be over $4 billion by 2023
- The non-invasive cellulite reduction market is expected to be $1.9 billion in US alone
- Keloid scar treatment market expected to be approximately $10 billion worldwide by 2025


soliton

Images provided by Industrial Design firm; actual product may differ somewhat when the product is launched. There is no guarantee of a successful outcome of this revenue strategy. See disclosures at the end.

Brief History

Started 2012 with technology from MD Anderson Cancer Center

Founding inventor, from MIT, originated technology that became Dexcom ($11 billion valuation as of 12/31/18)

$32 million investment by single Venture Capital Fund (also participated in our IPO and recent PIPE)

Board members from Coolsculpting (Zeltiq), acquired by Allergan in 2017*

*(see https://www.reuters.com/article/us-zeltiq-m-a-allergan-idUSKBN15S1G1)

There is no guarantee of any successful outcome for any clinical trial. Projected numbers are estimates, are subject to change without notice and there is no guarantee such projections will be met. See disclosures at the end.

Management and Directors

All life science veterans

Multiple device clearances

Multiple national and international aesthetic device launches

Wally Klemp
Exec. Chairman
#1 INC 500
Startup to $.5 billion revenues



Chris Capelli, MD
President/CSO
MIT Engineer
Co-inventor of early Dexcom Technology



Brad Hauser
Independent Dir.
Allergan - CoolSculpt GM (Previously Zeltiq)
Laser Industry Veteran



Lori Bisson
EVP/CFO
Public Co veteran
Ex-Big 4 Accounting



Danika Harrison
Independent Dir.
Former Zeltiq Head of Marketing
Aesthetics Marketing Expert



Joe Tanner
COO
Multiple Med Devices Contract Electronics Executive



Jon Foster
Independent Dir.
Deloitte/
Public Life Science CFO



Science Advisory Board

High profile Key Opinion Leaders

Strong podium presence

Respected, published researchers



Michael S. Kaminer, M.D. (Chair)*
Mathew M. Avram, M.D., J.D.*
Roy Geronemus, M.D.*
Eric F. Bernstein, M.D.*
Elizabeth Tanzi, M.D.*
Christopher Zachary, M.D.*
E. Victor Ross, MD
Jeffrey Dover, M.D.*

* Also members of Allergan's CoolSculpting Medical Advisory Board

RAP Device


soliton

Console

Replaceable consumable cartridge good for one patient visit



Images provided by Industrial Design firm; actual product may differ somewhat when the product is launched. There is no guarantee of a successful outcome of this revenue strategy. See disclosures at the end.

Electrode Cartridge

Electro-hydraulics (arc plasma in saline) utilizes 3000 volts at 3000 amps; creates shockwaves from 2 to 6 MPa @ 100 Hz

Electronic wave shaping enables very high repetition rate; reduces unwanted frequencies that cause heat and pain

Custom designed reflector eliminates cavitation, heat, pain; non-focused, slightly diverging waves

Different cartridges enable different therapies: tattoo removal, cellulite reduction, keloid scars, or assisting fat therapy



8 patent families filed

Worldwide exclusive license from MD Anderson

60601 Electrical Safety certified; 2 MOPP/MOOP

IRB "non-significant risk" established

The RAP device is dependent upon regulatory approval and will be subject to ongoing regulatory review, and any failure to secure clearance or comply with continuing regulation by the FDA or other regulatory bodies could prevent the RAP device from entering the market. See disclosures at the end.

Soliton's Rapid Acoustic Pulse



<0.1 µs
9.6 MPa
RAP
1.0 MPa
ZWave
~5 µs
Z-Wave
RAP
-10e-6
0
10e-6
20e-6
30e-6

Hydrophone measurements using an Onda Corporation AIMS III (Acoustic Intensity Measurement System), using HNR-1000 Hydrophone; Z-Wave setup: Z-WavePro set to maximum output (185 mJ), using Z-Wave Handpiece 2.2

Repetition rate and very short rise time provide microscopic mechanical disruption to the targeted cellular level structures and vacuoles

High peak pressure and fast repetition rate exploit viscoelastic nature of tissue

Compressed pulses from electronic filtering and reflector shape eliminate cavitation, heat and pain

RAP Therapeutic Effect


Rapid Acoustic Pulse (RAP)
Physical Effects
Biological Effects
ECM Remodeling & Dermal Thickening

Physical Effects

- ECM/Fibrous Septa disruption (Acoustic subcision)
- Non-cavitation/non-thermal physical effects

- **Biological Effects** (from Mechanotransduction)
- Collagenesis
- Angiogenesis I
- Lymphangiogenesis
- Inflammation inhibition

Acoustic ECM Disruption-- Breakthrough

Septa Disruption –Time Dose Response

(Source: Control – Tx#26, Pig202 (68659); Test--Tx#63, Day O, Pig 210a.R1-R3 (68659 vs 91940 vs 91939 vs 91900);
Head: Omega set at higher power 2800v, 100HZ, 70ms)

Control- 20x | **1 min – 20x** | **2 min-20x** | **3 min-20x**



Platform Technology



Rapid Acoustic Pulse (RAP)
Low settings = cellular stimulation
Medium settings = vacuole/cell disruption
High settings = ECM disruption (Acoustic Subcision)
Skin Smoothing
Wound Healing
Dermal clearing for Tattoo Removal
Accelerated Fat Removal
Cellulite Reduction
Keloid/Fibrotic Treatment

Targeted Indications Pathway

Tattoo Removal

- Tattoo Removal



Cellulite: Skin Rejuvenation

- Cellulite
- Skin Rejuvenation: Post-partum abdomen skin tightening--Abdomen
- Skin Rejuvenation: Generalized skin tightening
- Skin Rejuvenation: Skin tightening--Knees/Elbows





Keloid: Hypertrophic Scars

- Keloid
- Hypertrophic Scars: Post-Surgical
- Hypertrophic Scars: Radiation Induced
- Hypertrophic Scars: Burn Induced
- Hypertrophic Scars: Radiation Induced (Preventative)





Breast Implants: Capsular Contraction

- Breast Implant Capsular Contraction (Treatment)
- Breast Implant Capsular Contraction (Preventative)



Tattoo Removal: First Indication

soliton



44 million Americans want some form of tattoo removal

Total US Adult Population	29% have at least one tattoo	63%* are considering tattoo removal; 23% are "regretters" **
240 million	70 million	44 million

US prospects: 44 million

So, why isn't this already a billion dollar business?



* As demonstrated in our own proprietary market research conducted by iResearch in conjunction with The Philips Agency.

** The Harris Poll of 2,225 U.S. adults surveyed online from October 14-19, 2015.

soliton

See disclosures at the end.

Current standard of care (laser removal) presents huge barriers



A complete removal for this patient could mean repeating this visit 10 or more times over the next 1 to 2 years
(December 2012 Archives of Dermatology)

Reducing this timeline will truly change the industry approach

soliton

RAP Device Enables Multiple Laser Treatments In One Visit

FDA clearance clinical trials:

Demonstrated that Soliton's RAP device enables multiple laser passes in a single office visit

Achieved tattoo fading results with our RAP device in 2-3 visits that may normally require 10 or more office visits with a stand-alone laser

We believe RAP may have the following potential benefits:
As little as 2-3 office visits vs. 10 or more office visits
Clinical trial participants generally experienced little to no pain.
Less risk of scarring or ghosting
Overall better outcome
Lower cost to patient
Higher revenue opportunity for physician
Q-switch laser can outperform a $250k Pico-switched laser

There is no guarantee of any successful outcome of any clinical trial. See disclosures at the end.

Statistically Significant Clinical Results

After approximately 3 office visits, the Soliton RAP delivered 75% or greater fading in 100% of patients*

Soliton outperformed "laser-only" 100%* of the time

Fading After 3 Treatments



100%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Subjects in Fading Category
58.3%
25.0%
16.7%
Soliton
Laser-Only
1
2
3
4
5
0
1-24%
25-49%
50-75%
76-100%
Fading Category

*Results presented from the Company's 2017 clinical trial. Fading percentages were determined by a panel of unaffiliated doctors who reviewed the patient results and graded fading.

Complete removal of treated ink after 3 treatments


Treated
area

Before



After 3 Treatments

Complete removal of treated ink after 3 treatments


Treated
area

Before



After 3 Treatments

Compared with historical controls, Soliton RAP changes the removal timeline


Cumulative Success Rate, %
100
80
60
40
20
0
0
2
5
10
15
20
No. of Treatment Sessions
Soliton (fading ≥90%)
Soliton (fading ≥75%)
Arch Derm Study, Laser-Only

Results from Company's clinical trials compared with historical controls. There is no guarantee for a successful outcome for any clinical trial. See disclosures at the end.

Cellulite Treatment: Second Indication



soliton

Cellulite

Cellulite is formed in the subdermal fat layer

In this region, fat cells are arranged in chambers surrounded by bands of fibrous septa

In certain types of cellulite, the septa can contract and become sclerotic holding portions of the skin with a non-flexible length of septa

This results in areas of the skin being pulled down while adjacent sections bulge outward resulting in dimples and ridges



Cellulite Dimples
Epidermis
Dermis
Fat cells
Fibrous Septa

Acoustic subcision device: mechanism of action

Our device emits rapid acoustic shock wave pulses that are transmitted through the skin to break the fibrotic septa

Defects or depressions are lifted by the releasing action of the procedure

Direct mechanism is shearing and tearing induced by shock waves scattering from small-scale tissue inhomogeneity (Howard, 1997)



Soliton has not yet received FDA pre-market clearance for the cellulite indication

Howard, D., & Sturtevant, B. (1997). In vitro study of the mechanical effects of shock-wave lithotripsy. Ultrasound in Med. & Biol., 23(7), 1017-1122.

Acoustic subcision device: Procedure

- 20-30 minute procedure can treat much of a leg/buttock area
- Non-invasive: Real "incision-less" procedure Skin never punctured
- No anesthetic required
- Physician oversight of delivery; delegable
- No recovery time





Results: Efficacy

Efficacy

- 100% correct selection of the before and 12-week post-treatment photos by all blinded reviewers
- At 26 weeks, average reduction of the Cellulite Severity Scale (CSS) to 2.93 from 4.27 ($p<0.001$)

Participant Perception of Improvement and Satisfaction

- 4 of 5 self reported improvement and satisfied with results

POC RAP Cellulite Trial
Single-Treatment 26-Week CSS Scores
IPR Average Assessment (n=3)



CSS Score
5.0
4.0
3.0
2.0
1.0
0.0
2.83
2.33
4.83
2.33
4.00
2.83
4.67
3.17
5.00
4.00
P < 0.001
4.27
2.93
Pt001
Pt002
Pt003
Pt004
Pt005
Average Total
Pre-Tx
26-weeks Post-Tx

Clinically significant cellulite reduction with RAP

Before and 26-weeks after a single 20-minute RAP treatment


Before
26 Weeks After Single Treatment

Subject impression of esthetic improvement

Subject Esthetic Improvement (week 26)	
VERY MUCH IMPROVED	5
MUCH IMPROVED	4
IMPROVED	3
NO CHANGE	2
WORSE	1


Subject Esthetic Improvement
(week 26)
Esthetic Improvement Scale
0
1
2
3
4
5
2
4
4
3
5
3.6
Pt001
Pt002
Pt003
Pt004
Pt005
Ave (n=5)

Keloid and Hypertrophic Scar Treatment:

Third Indication and Support for Other Fibrotic Disease Targets



RAP Treatment of Fibrosis: Theory


What causes Fibrosis?
Fibroblast
Stiff Extracellular Matrix ("ECM")
Fibrotic Fibroblast
Fibrosis
RAP Treatment for Fibrosis
Stiff ECM
RAP Tissue Disruption
Non-stiff ECM
Fibrotic Fibroblast Apoptosis
Improved hypertrophic and keloid scars
Improved implant capsular contracture

Our Future In Fibrosis


Rapid Acoustic Pulse (RAP)
Low settings = cellular stimulation
Medium settings = vacuole/cell disruption
High settings = ECM disruption (Acoustic Subcision)
Skin Smoothing
Wound Healing
Dermal clearing for Tattoo Removal
Accelerated Fat Removal
Cellulite Reduction
Keloid/Fibrotic Treatment
Peyronie's Disease
Radiation Induced Fibrosis
Breast Capsular Contraction
Dupuytren's Contracture
Liver Fibrosis
Cardiovascular Fibrosis



Revenue Potential

Tattoo opportunity:

Global market projected to be over $4B by 2023*

Cellulite opportunity:

Global market projected to be over $1.4B by 2026**

Keloid/Hypertrophic Scar opportunity:

Global market projected to be $10B by 2025***

* Per Tattoo Removal Market Research Report published by marketresearchfuture.com

** Per Cellulite Treatment Market Report published by Transparency Market Research in Nov 2018.

***Per Hypertrophic and Keloid Scar Treatment Market report published by Grand View Research Report/

soliton

Images provided by Industrial Design firm; actual pro[illegible]omewhat whe[illegible] launched. There is no guarantee of a successful outcome of this [illegible]. See disclosu[illegible]

Device and revenue strategy

"razor and blade" *recurring revenue model*



Sell or lease consoles



Hand piece contains replaceable cartridge



Replaceable consumable cartridge good for one patient visit

Images provided by Industrial Design firm; actual product may differ somewhat when the product is launched. There is no guarantee of a successful outcome of this revenue strategy. See disclosures at the end.

Key Milestones

Milestone	Anticipated Timing
FDA Approval for Tattoo Indication	✓ Completed May 2019
Cellulite POC study– 26-week time point	✓ Completed May 2019
Cellulite POC 26-week data release in Las Vegas Aesthetics Show	✓ Completed July 2019
Pivotal trial for Cellulite to be initiated	✓ Completed Mid 2019
POC study for Keloid Scarring	Initiated Mid 2019
File 510k for Cellulite indication	1H 2020
Limited Launch for Tattoo	1H 2020
Limited Launch for Cellulite	2H 2020
Full commercial launch	1H 2021

Capitalization Table

(as of August 31, 2019)

	Shares	Average Exercise or Conversion Price
Common Stock	16,268,545	
Warrants	888,333	$9.53
Options	2,843,550	$2.59
Convertible Debt	136,517	$0.175
TOTAL FDSO	20,136,945	

soliton

Rapid Acoustic Pulse Technology
(Nasdaq: SOLY)

Thank you

